UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2013

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Introduction

On March 25, 2013, AGL Resources Inc., a Georgia corporation (the “Company”), and its wholly owned subsidiary, Pivotal Utility Holdings, Inc., a New Jersey corporation (“Pivotal”), successfully completed the refinancing of $180.1 million in aggregate principal amount of the following four series of gas facilities and industrial development revenue bonds previously issued by the New Jersey Economic Development Authority (the “NJEDA”):

Series	Original Principal Amount	Issue Date	Maturity Date
New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (NUI Corporation Project) 1996 Series A	$39,000,000	June 12, 1996	June 1, 2026
New Jersey Economic Development Authority Gas Facilities Revenue Bonds, 1998 Series A (NUI Corporation Project)	$40,000,000	December 8, 1998	November 1, 2033
New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (Pivotal Utility Holdings, Inc. Project) Series 2005	$46,500,000	May 5, 2005	October 1, 2022
New Jersey Economic Development Authority Gas Facilities Refunding revenue Bonds (Pivotal Utility Holdings, Inc. Project) Series 2007	$54,600,000	May 24, 2007	June 1, 2032

Concurrently with the initial issuance of each series of these bonds, the NJEDA loaned the proceeds to Pivotal or its predecessor pursuant to loan agreements with the NJEDA.  Payments to the holders of these bonds depend on Pivotal’s payments to the NJEDA under the applicable loan agreements.

Refinancing

The refinancing was effected by (1) the redemption of the 1998 Series A bonds with the proceeds from the issuance by the NJEDA of $40 million in aggregate principal amount of a new series of refunding revenue bonds (the “2013 Bonds”), (2) the sale of the 2013 Bonds to a syndicate of banks pursuant to a customary bond purchase agreement among those banks, Pivotal and the NJEDA, and the sale of the remaining series of bonds to that same syndicate of banks pursuant to a Bank Rate Mode Covenants Agreement, dated as of February 26, 2013, among those banks, Pivotal, the Company and SunTrust Bank, as administrative agent for the syndicate of banks (the “Covenants Agreement”), which Covenants Agreement also applies to the 2013 Bonds, and (3) Pivotal and the NJEDA entering into a new Loan Agreement (in the case of the 2013 Bonds) and Amended and Restated Loan Agreements (in the case of the remaining series of bonds), each dated as of March 1, 2013 (each a “Loan Agreement”), providing for the payment by Pivotal to the NJEDA of amounts sufficient to allow the NJEDA to make required payments on each series of bonds.  Pursuant to the Covenants Agreement, the Company has guaranteed Pivotal’s obligation to make payments required under each Loan Agreement.  The Covenants Agreement also contains representations, warranties, covenants and defaults consistent with those contained in similar financing documents of the Company.  These refinancings complete the series of refinancings contemplated by the Covenants Agreement.  As a result of the refinancing of the Series 1996A bonds, the Series 2005 bonds and the Series 2007 bonds, the letters of credit providing credit support for those series of bonds, the reimbursement agreements among Pivotal, the Company and the respective issuers of those letters of credit, and the respective remarketing agreements between Pivotal and the applicable remarketing agent, have all terminated in accordance with their terms.

The foregoing summaries of the Loan Agreements and the Covenants Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of such agreements, which, in the case of the Loan Agreements, are filed herewith as exhibits and incorporated herein by reference and, in the case of the Covenants Agreement, was filed with the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2013 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated by reference in response to this Item 2.03.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibit

Exhibit No.	Description

10.1
Loan Agreement, dated as of March 1, 2013, between New Jersey Economic Development Board and Pivotal Utility Holdings, Inc., relating to $40 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (Pivotal Utilities Holdings, Inc. Project), Series 2013

10.2
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $39 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (NUI Corporation Project), 1996 Series A

10.3
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $46.5 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (Pivotal Utility Holdings, Inc. Project), Series 2005

10.4
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $54.6 million New Jersey Economic Development Authority Gas Facilities Refunding revenue Bonds (Pivotal Utility Holdings, Inc. Project), Series 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: March 26, 2013	/s/ Andrew W. Evans Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Loan Agreement, dated as of March 1, 2013, between New Jersey Economic Development Board and Pivotal Utility Holdings, Inc., relating to $40 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (Pivotal Utilities Holdings, Inc. Project), Series 2013

10.2
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $39 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (NUI Corporation Project), 1996 Series A

10.3
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $46.5 million New Jersey Economic Development Authority Gas Facilities Refunding Revenue Bonds (Pivotal Utility Holdings, Inc. Project), Series 2005

10.4
Amended and Restated Loan Agreement, dated as of March 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc., relating to $54.6 million New Jersey Economic Development Authority Gas Facilities Refunding revenue Bonds (Pivotal Utility Holdings, Inc. Project), Series 2007